Exhibit 99.1

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

On June 2, 2021, Merck completed the spinoff of products from its women’s health, biosimilars and established brands businesses into a new, independent, publicly traded company named Organon & Co. (Organon) through a distribution of Organon’s publicly traded stock to company shareholders. The historical results of the women’s health, biosimilars and established brands businesses that were contributed to Organon in the spinoff are excluded from sales and expenses below and reflected as discontinued operations in the company’s Consolidated Statements of Income provided below.

	2021	2020					2019
	1Q	1Q	2Q	3Q	4Q	Full Year	Full Year
Sales	$10,627	$10,288	$9,353	$10,929	$10,948	$41,518	$39,121

Costs, Expenses and Other
Cost of sales	3,199	2,829	2,747	3,013	5,029	13,618	12,016
Selling, general and administrative	2,187	2,191	2,085	2,060	2,619	8,955	9,455
Research and development	2,412	2,175	2,085	3,349	5,788	13,397	9,724
Restructuring costs	297	70	82	113	310	575	626
Other (income) expense, net	(455)	62	(387)	(312)	(253)	(890)	129
Income (Loss) from Continuing Operations Before Taxes	2,987	2,961	2,741	2,706	(2,545)	5,863	7,171
Income Tax Provision	238	495	396	380	69	1,340	1,565
Net Income (Loss) from Continuing Operations	2,749	2,466	2,345	2,326	(2,614)	4,523	5,606
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	(5)	4	2	3	4	(84)
Net Income (Loss) from Continuing Operations Attributable to Merck & Co., Inc.	2,745	2,471	2,341	2,324	(2,617)	4,519	5,690
Income from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	434	749	662	617	521	2,548	4,153
Net Income (Loss) Attributable to Merck & Co., Inc.	$3,179	$3,220	$3,003	$2,941	$(2,096)	$7,067	$9,843

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.98	$0.93	$0.92	$(1.03)	$1.79	$2.22
Income from Discontinued Operations	0.17	0.30	0.26	0.24	0.21	1.01	1.62
Net Income (Loss)	$1.26	$1.27	$1.19	$1.16	$(0.83)	$2.79	$3.84

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.97	$0.92	$0.92	$(1.03)	$1.78	$2.21
Income from Discontinued Operations	0.17	0.29	0.26	0.24	0.21	1.00	1.61
Net Income (Loss)	$1.25	$1.26	$1.18	$1.16	$(0.83)	$2.78	$3.81

Average Shares Outstanding Assuming Dilution (1)	2,541	2,547	2,536	2,538	2,530	2,541	2,580
Tax Rate from Continuing Operations	8.0%	16.7%	14.4%	14.0%	-2.7%	22.9%	21.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2020, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.  Income from discontinued operations was also computed using average common shares outstanding.

MERCK & CO., INC.

FIRST QUARTER 2021 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
First Quarter
Cost of sales	$3,199	497		27				188	(3)	712	$2,487
Selling, general and administrative	2,187	10		3						13	2,174
Research and development	2,412	18		7						25	2,387
Restructuring costs	297			297						297	-
Other (income) expense, net	(455)	(28)				(561)				(589)	134
Income From Continuing Operations Before Taxes	2,987	(497)		(334)		561		(188)		(458)	3,445
Income Tax Provision (Benefit)	238	(89	)(4)	(41	)(4)	123	(4)	(249	)(4)	(256)	494
Net Income from Continuing Operations	2,749	(408)		(293)		438		61		(202)	2,951
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,745	(408)		(293)		438		61		(202)	2,947
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.08	(0.16)		(0.11)		0.17		0.02		(0.08)	$1.16

Tax Rate	8.0%										14.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects expenses for the amortization of intangible assets. Amount included in selling, general and administrative expenses reflects acquisition and divestiture-related costs. Amount included in other (income) expense, net, primarily reflects royalty income, partially offset by an increase in the estimated fair value measurement of liabilities for contingent consideration related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents a charge for the discontinuation of COVID-19 development programs.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Certain other items also include a $208 million net tax benefit related to the settlement of certain federal income tax matters.

MERCK & CO., INC.

2020 GAAP TO NON-GAAP RECONCILIATIONS - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis.  As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Full Year
Cost of sales	$13,618	3,355		175				260	(6)	3,790	$9,828
Selling, general and administrative	8,955	225		47						272	8,683
Research and development	13,397	12		83				4,243	(4)(7)	4,338	9,059
Restructuring costs	575			575						575	-
Other (income) expense, net	(890)	50				(1,292)		(20)		(1,262)	372
Income From Continuing Operations Before Taxes	5,863	(3,642)		(880)		1,292		(4,483)		(7,713)	13,576
Income Tax Provision (Benefit)	1,340	(627	)(3)	(80	)(3)	284	(3)	(303	)(3)	(726)	2,066
Net Income from Continuing Operations	4,523	(3,015)		(800)		1,008		(4,180)		(6,987)	11,510
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,519	(3,015)		(800)		1,008		(4,180)		(6,987)	11,506
Earnings per Common Share Assuming Dilution Attributable to Continuing Operations	$1.78	(1.19)		(0.31)		0.40		(1.65)		(2.75)	$4.53

Tax Rate	22.9%										15.2%

First Quarter
Cost of sales	$2,829	387		68						455	$2,374
Selling, general and administrative	2,191	113		11						124	2,067
Research and development	2,175	40		17						57	2,118
Restructuring costs	70			70						70	-
Other (income) expense, net	62	(11)				(87)				(98)	160
Income From Continuing Operations Before Taxes	2,961	(529)		(166)		87				(608)	3,569
Income Tax Provision (Benefit)	495	(150	)(3)	(7	)(3)	19	(3)			(138)	633
Net Income from Continuing Operations	2,466	(379)		(159)		68				(470)	2,936
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,471	(379)		(159)		68				(470)	2,941
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.97	(0.15)		(0.06)		0.03				(0.18)	$1.15

Tax Rate	16.7%										17.7%

Second Quarter
Cost of sales	$2,747	580		25						605	$2,142
Selling, general and administrative	2,085	44		11						55	2,030
Research and development	2,085	(63)		31						(32)	2,117
Restructuring costs	82			82						82	-
Other (income) expense, net	(387)	63				(511)		(16)		(464)	77
Income From Continuing Operations Before Taxes	2,741	(624)		(149)		511		16		(246)	2,987
Income Tax Provision (Benefit)	396	(91	)(3)	(27	)(3)	112	(3)	5	(3)	(1)	397
Net Income from Continuing Operations	2,345	(533)		(122)		399		11		(245)	2,590
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,341	(533)		(122)		399		11		(245)	2,586
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.92	(0.21)		(0.05)		0.16		-		(0.10)	$1.02

Tax Rate	14.4%										13.3%

Third Quarter
Cost of sales	$3,013	403		38						441	$2,572
Selling, general and administrative	2,060	25		15						40	2,020
Research and development	3,349	19		19				1,082	(4)	1,120	2,229
Restructuring costs	113			113						113	-
Other (income) expense, net	(312)					(346)		(1)		(347)	35
Income From Continuing Operations Before Taxes	2,706	(447)		(185)		346		(1,081)		(1,367)	4,073
Income Tax Provision (Benefit)	380	(9	)(5)	(25	)(3)	76	(3)	(247	)(3)	(205)	585
Net Income from Continuing Operations	2,326	(438)		(160)		270		(834)		(1,162)	3,488
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,324	(438)		(160)		270		(834)		(1,162)	3,486
Earnings per Common Share Assuming Dilution Attributable to Continuing Operations	$0.92	(0.17)		(0.06)		0.11		(0.33)		(0.45)	$1.37

Tax Rate	14.0%										14.4%

Fourth Quarter
Cost of sales	$5,029	1,986		44				260	(6)	2,290	$2,739
Selling, general and administrative	2,619	42		10						52	2,567
Research and development	5,788	16		16				3,161	(7)	3,193	2,595
Restructuring costs	310			310						310	-
Other (income) expense, net	(253)	(2)				(348)		(3)		(353)	100
Loss From Continuing Operations Before Taxes	(2,545)	(2,042)		(380)		348		(3,418)		(5,492)	2,947
Income Tax Provision (Benefit)	69	(378	)(3)	(21	)(3)	77	(3)	(61	)(3)	(383)	452
Net Loss from Continuing Operations	(2,614)	(1,664)		(359)		271		(3,357)		(5,109)	2,495
Net Loss from Continuing Operations Attributable to Merck & Co., Inc.	(2,617)	(1,664)		(359)		271		(3,357)		(5,109)	2,492
Loss per Common Share Assuming Dilution Attributable to Continuing Operations (8)	$(1.03)	(0.66)		(0.14)		0.11		(1.32)		(2.01)	$0.98

Tax Rate	-2.7%										15.4%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets and, for the fourth quarter and full year of 2020, also include a $1.6 billion intangible asset impairment charge related to ZERBAXA.  Amounts included in selling, general and administrative (SG&A) expenses reflect acquisition and divestiture-related costs, including $95 million in the first quarter of 2020 related to the acquisition of Arqule, Inc.  Amounts included in other (income) expense, net, primarily reflect costs related to increases in the estimated fair value measurement of liabilities for contingent consideration and royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Reflects expenses for upfront payments related to license and collaboration agreements.

(5) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Also includes a tax cost of $67 million representing an adjustment to the tax benefits recorded in conjunction with the 2015 Cubist Pharmaceuticals, Inc. acquisition.

(6) Reflects a charge for the discontinuation of COVID-19 development programs.

(7) Reflects charges of $2.7 billion for the acquisition of VelosBio Inc., $462 million for the acquisition of OncoImmune and $45 million for the discontinuation of COVID-19 vaccine development programs.

(8) Because the company recorded a net loss in the period, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.

MERCK & CO., INC.
2019 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Full Year
Cost of sales	$12,016	2,404		251						2,655	$9,361
Selling, general and administrative	9,455	126		34						160	9,295
Research and development	9,724	156		4				993	(4)	1,153	8,571
Restructuring costs	626			626						626	-
Other (income) expense, net	129	284				(132)		55		207	(78)
Income From Continuing Operations Before Taxes	7,171	(2,970)		(915)		132		(1,048)		(4,801)	11,972
Income Tax Provision (Benefit)	1,565	(540	)(3)	(152	)(3)	29	(3)	(122	)(5)	(785)	2,350
Net Income from Continuing Operations	5,606	(2,430)		(763)		103		(926)		(4,016)	9,622
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(84)	(89)								(89)	5
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	5,690	(2,341)		(763)		103		(926)		(3,927)	9,617
Earnings per Common Share Assuming Dilution Attributable to Continuing Operations	$2.21	(0.91)		(0.29)		0.04		(0.36)		(1.52)	$3.73

Tax Rate	21.8%										19.6%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amount included in cost of sales primarily reflects expenses for the amortization of intangible assets, as well as $705 million of intangible asset impairment charges, including $612 million related to SIVEXTRO. Amount included in selling, general and administrative expenses primarily reflects integration, transaction and certain other costs related to business acquisitions and divestitures, including costs related to the acquisition of Antelliq Corporation. Amount included in research and development expenses primarily reflects $172 million of in-process research and development (IPR&D) impairment charges, partially offset by a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amount included in other (income) expense, net, primarily reflects goodwill and intangible asset impairment charges related to certain businesses in the Healthcare Services segment and expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Amount included in research and development represents the charge related to the acquisition of Peloton Therapeutics, Inc.

(5) Primarily reflects a $106 million net tax benefit related to the settlement of certain federal income tax matters, an $86 million tax benefit related to the reversal of tax reserves established in conjunction with the divestiture of Merck's Consumer Care business in 2014 as a result of the lapse in the statute of limitations, and a $117 million tax charge related to the finalization of treasury regulations associated with the 2017 enactment of U.S. tax legislation.